SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2007

Accredited Mortgage Loan Trust 2007-1

(Issuer with respect to Securities)

Accredited Home Lenders, Inc.

(Exact name of registrant as specified in its charter)

California	333-129972	33-0426859
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Accredited Mortgage Loan REIT Trust

(Exact name of co-registrant as specified in its charter)

Maryland	333-129972-01	35-2231035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Attention: General Counsel 15253 Avenue of Science, Building 1 San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code (858) 676-2100

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Incorporation of Certain Documents by Reference

Accredited Home Lenders, Inc. and Accredited Mortgage Loan REIT Trust (the “Registrants”) are filing a final prospectus supplement, dated January 24, 2007, setting forth a description of the collateral pool and proposed structure of $311,472,000 aggregate principal balance of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $57,693,000 aggregate principal balance of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $205,650,000 aggregate principal balance of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $67,513,000 aggregate principal balance of Class A-4 Asset Backed Notes (the “Class A-4 Notes”), $26,211,000 aggregate principal balance of Class M-1 Asset Backed Notes (the “Class M-1 Notes”), $19,754,000 aggregate principal balance of Class M-2 Asset Backed Notes (the “Class M-2 Notes”), $12,152,000 aggregate principal balance of Class M-3 Asset Backed Notes (the “Class M-3 Notes”), $10,255,000 aggregate principal balance of Class M-4 Asset Backed Notes (the “Class M-4 Notes”), $10,255,000 aggregate principal balance of Class M-5 Asset Backed Notes (the “Class M-5 Notes”), $9,876,000 aggregate principal balance of Class M-6 Asset Backed Notes (the “Class M-6 Notes”), $8,736,000 aggregate principal balance of Class M-7 Asset Backed Notes (the “Class M-7 Notes”), $8,356,000 aggregate principal balance of Class M-8 Asset Backed Notes (the “Class M-8 Notes”), and $7,600,000 aggregate principal balance of Class M-9 Asset Backed Notes (the “Class M-9 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class M-1 Notes, Class M-2 Notes, Class M-3 Notes, Class M-4 Notes, Class M-5 Notes, Class M-6 Notes, Class M-7 Notes, Class M-8 Notes, the “Notes”) by Accredited Mortgage Loan Trust 2007-1 (the “Trust”).

Item 9.01 - Financial Statements and Exhibits:

(a) Not applicable

(b) Not applicable

(c) Exhibits:

5.1	Opinion of Dewey Ballantine LLP as to legality, dated as of January 30, 2007.

8.1	Opinion of Dewey Ballantine LLP regarding tax matters, dated as of January 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Mortgage Loan Trust 2007-1

By: Accredited Home Lenders, Inc.

By:	/s/ Charles O. Ryan
Name:	Charles O. Ryan
Title:	Securitization Coordinator

Dated: January 30, 2007

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EXHIBIT INDEX

5.1	Opinion of Dewey Ballantine LLP as to legality, dated as of January 30, 2007.

8.1	Opinion of Dewey Ballantine LLP regarding tax matters, dated as of January 30, 2007.